UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:	January 16, 2013
Date of Earliest Event Reported:	November 2, 2012

Mid-Con Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(Address of principal executive offices)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robbin W. Jones has informed the management of Mid-Con Energy Partners, LP’s general partner, Mid-Con Energy GP, LLC (the “General Partner”), that his resignation date as Vice President and Chief Engineer of the General Partner, has been amended to be effective January 21, 2013.

Item 9.01 Financial Statements and Exhibits

On November 7, 2012, Mid-Con Energy Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial 8-K”) and a Form 10-Q that disclosed the completion of its acquisition on November 2, 2012 from Samson Resources Company and third parties of 100% of the working interests in oil properties (the “Hugoton Properties”), located in Texas County, Oklahoma for approximately $28.9 million in cash after customary purchase price adjustments.

This amendment on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial 8-K.

(a)	Financial Statements of the Businesses Acquired.

The audited statement of revenue and direct operating expenses for Hugoton Properties for the year ended 2011 and the unaudited statement of revenue and direct operating expenses for Hugoton Properties for the nine months ended September 30, 2012, and the related notes thereto, are attached hereto as Exhibit 99.1.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Partnership as of September 30, 2012 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012 and the related notes, showing the pro forma effects of the acquisition of Hugoton Properties, are attached hereto as Exhibit 99.2

(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Grant Thornton LLP

99.1	Audited statement of revenue and direct operating expense for Hugoton Properties for the year ended 2011, and the unaudited statement of revenue and direct operating expenses for the nine months ended September 30, 2012, and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet of the Partnership as of September 30, 2012 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 16, 2013

Mid-Con Energy Partners, LP

By:	Mid-Con Energy GP, LLC, its general partner

By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead, President and Chief Financial Officer

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